Exhibit 10.5
FORM OF AMENDMENT TO STOCK OPTION AWARD AGREEMENT (THE
“AMENDMENT”)
     The stock option (the “Option”) is herby amended to permit the holder of the Option (the “Holder”), in addition to the payment methods otherwise permitted to the Holder under the applicable equity plan and stock option agreement, to elect to pay (i) the aggregate exercise price of the Option and (ii) if the Holder is an employee of the Company, the minimum statutory federal, state or local tax required to be withheld with respect to the exercise of the Option (together, the “Exercise Payment”), by the surrender of shares of Company common stock then issuable upon exercise of the Option having a fair market value on the date of exercise equal to the Exercise Payment (“Net Share Exercise”); provided, however, that Net Share Exercise shall only be available to the Holder with respect to the Option during the six (6) month period ending on the date on which the maximum term of the Option expires.
     This Amendment shall also be deemed a part of the stock option agreement(s) evidencing such Option and shall be incorporated by reference. Except as set forth herein, all of the remaining terms of your Option, including but not limited to the vesting terms, will remain unchanged and in full force and effect. Please keep a copy of this Amendment and the memorandum to which it is attached with your stock option agreement(s) for your records and future reference.
     This Amendment is effective as of June 29, 2011, except as noted below.
     IF YOUR NONQUALIFIED STOCK OPTION WAS GRANTED UNDER THE AMENDED AND RESTATED 2006 INCENTIVE AWARD PLAN (THE “2006 PLAN”), YOU MUST TIMELY ELECT TO OPT-OUT OF THE PROGRAM BY JULY 15, 2011 IF YOU DO NOT WANT THE AMENDMENT TO APPLY TO YOUR NQSO. OTHERWISE, IF YOU DO NOT TIMELY OPT-OUT OF THE PROGRAM, THE AMENDMENT WILL BECOME EFFECTIVE WITH RESPECT TO YOUR NONQUALIFIED STOCK OPTION GRANTED AS OF JUNE 29, 2011. PLEASE SEE THE ATTACHED MEMORANDUM WITH INSTRUCTIONS ON HOW TO OPT-OUT OF THE PROGRAM, AND THE OPT-OUT ELECTION FORM PROVIDED ON EXHIBIT B TO THE MEMORANDUM.
     IF YOU HOLD INCENTIVE STOCK OPTIONS, YOU MUST AFFIRMATIVELY AND TIMELY CONSENT TO THE AMENDMENT TO YOUR INCENTIVE STOCK OPTION AGREEMENT, AS PROVIDED ON EXHIBIT C. OTHERWISE, THE AMENDMENT WILL NOT APPLY TO YOUR INCENTIVE STOCK OPTIONS.

EXHIBIT B
ELECTION TO OPT-OUT OF THE AMENDMENT TO YOUR 2006 PLAN NQSO
     You may elect to opt-out of the Amendment to your 2006 Plan NQSO. If you choose to opt-out of the Amendment to your 2006 Plan NQSO, please complete the election form below and sign where indicated. You must separately list each 2006 Plan NQSO for which you are opting out of the Amendment.
     If you wish to elect to opt-out of the Amendment to your 2006 Plan NQSO, you must sign and return the election form below no later than 11:59 p.m. (Eastern Time) on July 15, 2011. If you do not return the election form below by this deadline, all of your 2006 Plan NQSOs will be amended pursuant to the Amendment. Once submitted, your election will be irrevocable.
ELECTION TO OPT-OUT OF THE AMENDMENT TO YOUR 2006 PLAN NQSO
I have read and understood the above discussion of the Program and the Amendment and its potential effect on me and my tax situation. I acknowledge that I have been given the opportunity to discuss these matters and my election below with my own tax advisor and that I am solely responsible for my election.
I HAVE CHOSEN TO OPT-OUT OF THE AMENDMENT TO MY 2006 PLAN NQSOs. I wish to opt-out of the Amendment for the following 2006 NQSOs.
☐	I OPT-OUT OF THE AMENDMENT FOR ALL OF MY 2006 PLAN NQSOS

☐	I OPT-OUT OF THE AMENDMENT FOR ONLY THE FOLLOWING 2006 PLAN NQSOS:
List by Date of Grant:

Signature	Date

Print Name

You must return this form to the Stock Plan Administration Department at
stockplanadmin@medicis.com by 11:59 PM (Eastern Time) on July 15, 2011.
IF YOU DO NOT RETURN THIS ELECTION FORM BY THIS DEADLINE, ALL OF YOUR
2006 PLAN NQSOS WILL BE AMENDED UNDER THE PROGRAM.

EXHIBIT C
CONSENT TO AMEND INCENTIVE STOCK OPTION
     You must consent to the Amendment for your incentive stock option (ISO) in order for the Amendment to apply to such ISO. If you do not provide this consent, the Amendment will not apply to your ISO. You must complete a separate election form for each ISO. If you choose to consent to the Amendment for your ISO, please complete the election form below and sign where indicated. Once the Company receives your timely completed consent, the equity plan administrator or its delegate will approve the Amendment to your ISO.
     If you wish to consent to the Amendment for your ISO, you must sign and return the election form below no later than 21 days prior to the expiration of your ISOs. If you do not return the election form below by this deadline, your ISO will NOT be amended pursuant to the Amendment. Once submitted, your election will be irrevocable.
ELECTION TO AMEND YOUR ISO
I have read and understood the above discussion of the Program and the Amendment and their potential effect on me and my tax situation. I acknowledge that I have been given the opportunity to discuss these matters and my election below with my own tax advisor and that I am solely responsible for my election.
I HAVE CHOSEN TO AMEND MY ISO. I wish the Amendment to apply to the following ISO:
                                                                                      [list grant date]

Signature	Date

Print Name

You must return this form to Stock Plan Administration Department at
stockplanadmin@medicis.com no later than 21 days prior to the expiration of your ISO.
IF YOU DO NOT RETURN THIS ELECTION FORM BY THIS DEADLINE, YOUR ISO WILL
NOT BE AMENDED UNDER THE PROGRAM.